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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): September 26, 2003

                                   MAXXAM INC.
             (Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-3924
                            (Commission File Number)

                                   95-2078752
                     (I.R.S. Employer Identification Number)

          5847 SAN FELIPE, SUITE 2600                            77057
                HOUSTON, TEXAS                                (Zip Code)
   (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (713) 975-7600

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

   Reference is made to Item 3 (under the heading "Forest Products Litigation")
of the Company's Form 10-K for the fiscal year ended December 31, 2002 (the
"Form 10-K") for a description of the EPIC-SYP/Permits lawsuit and the USWA lawsuit which have been filed against the CDF, the California Department of Fish and Game, Scotia LLC and Pacific Lumber (subsidiaries of the Company), and others. Reference is also made to "Management's Discussion and Analysis of
Financial Condition and Results of Operations-Results of Operations-Forest
Products Operations" under Item 2 of the Company's Form 10-Q for the quarter ended June 30, 2003 for additional information regarding these two lawsuits. Any capitalized terms used but not defined herein have the same meaning assigned to them in the Form 10-Q.

   As previously disclosed, in July 2003, the Court issued a statement of decision indicating that it would invalidate the SYP and the California Permit.
However, the Court deferred a decision on the specific remedy it would prescribe until after a hearing had been held regarding the matter. This hearing was subsequently held, and on September 26, 2003, the Court issued a supplemental statement of decision which confirmed the Court's decision to invalidate the SYP and the California Permit. The Court's decision, however, allows for harvesting on THPs which rely on the SYP and were approved prior to July 23, 2003. The
Company is in the process of considering the options available to it in light of this development, including appealing the Court's decision and resubmission of an SYP.

   The short-term effect of the ruling will be to preclude approval, under the
SYP, of several THPs which were under review but had not been approved, and which will result in a minor reduction in 2003 harvesting that had been expected from these specific THPs. Since October 2002, Pacific Lumber has been obtaining review and approval of new THPs under a procedure provided for in the forest practice rules that does not depend upon the SYP and the California Permit.
However, the Company is uncertain what long-term impact the ruling will have on the Company and its forest products operations.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          MAXXAM INC.
                                                         (Registrant)

Date: September 29, 2003          By:                /s/ Bernard L. Birkel
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                                                       Bernard L. Birkel
                                        Secretary and Senior Assistant General Counsel